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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 14, 2002
                        (Date of earliest event reported)



                       PHILIPS INTERNATIONAL REALTY CORP.
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             (Exact name of Registrant as specified in its charter)


                                          Maryland
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                 (State or other jurisdiction of incorporation)


        000-23463                                               13-3963667
---------------------------                               ----------------------
   (Commission File No.)                                     (I.R.S. Employer
                                                             Identification No.)


                      417 Fifth Avenue, New York, NY 10016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 545-1100
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  Exhibit Number         Exhibit Title
                  --------------         -------------

                       99.1              Transmittal Letter
                       99.2 Certification of Chief Executive Officer and principal financial officer

Item 9.  Regulation FD Disclosure.

     On August 14, 2002, Philips International Realty Corp. ("Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certification of the Company's Chief Executive Officer and principal financial officer, Philip Pilevsky, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. ss.1350, attached as exhibits hereto.

     The transmittal letter and certification attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PHILIPS INTERNATIONAL REALTY CORP.


Date:  August 14, 2002                      By: /s/ Philip Pilevsky
                                                --------------------------------
                                                Philip Pilevsky
                                                Chairman of the Board and Chief
                                                 Executive Officer



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                                  EXHIBIT INDEX


                  Exhibit Number         Exhibit Title
                  --------------         -------------

                       99.1              Transmittal Letter
                       99.2 Certification of Chief Executive Officer and principal financial officer